EXECUTION VERSION

SEVENTH Amendment

SEVENTH AMENDMENT, dated as of January 20, 2017 (this “Amendment”), among SBA Senior Finance II LLC (the “Borrower”), the LENDERS AND OTHER PERSONS party hereto and Toronto Dominion (Texas) LLC, as administrative agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of February 7, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto and the Administrative Agent;

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, the amendments set forth herein reduce the stated rate of interest of the Incremental Tranche B-1 Term Loans and the Incremental Tranche B-2 Term Loans and, pursuant to Section 10.1(i) of the Credit Agreement, this Amendment requires the consent of each Incremental Tranche B-1 Term Lender and Incremental Tranche B-2 Term Lender, respectively, directly affected thereby;

WHEREAS, Section 2.18 of the Credit Agreement provides that if any Lender does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of the Credit Agreement that requires the consent of each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained pursuant to Section 10.1 of the Credit Agreement), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.6 of the Credit Agreement), all its interests, rights and obligations under the Credit Agreement to an assignee that shall assume such obligations;

WHEREAS, the Lenders party hereto constitute Required Lenders and are willing to agree to this Amendment on the terms set forth herein; and

WHEREAS, Wells Fargo Securities, LLC has agreed to act as the exclusive lead arranger for this Amendment (the “Lead Arranger”) and TD Securities (USA) LLC, Mizuho Bank, Ltd., Barclays Bank plc, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC have agreed to act as joint bookrunners for this Amendment.

Now therefore, the parties hereto therefore agree as follows:

Section 1 . Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement, as amended hereby.
Section 2 . Amendments to the Credit Agreement. The Credit Agreement is hereby amended as of the Effective Date (as defined below) as set forth below:
(a) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as of the Effective Date as follows:
(i)	by adding the following definitions in appropriate alphabetical order:

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Seventh Amendment”: the Seventh Amendment, dated the Seventh Amendment Effective Date, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Seventh Amendment Effective Date”: January 20, 2017.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii)	by amending the definition of “Applicable Margin” by deleting clause (e) thereof and including in lieu thereof the following:

“(e) with respect to Incremental Tranche B-1 Term Loans and Incremental Tranche B-2 Term Loans, 1.25% in the case of Base Rate Loans and (ii) 2.25% in the case of Eurodollar Loans”

(iii)	by amending and restating the definition of “Base Rate” in its entirety as follows:

“Base Rate”:  for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Eurodollar Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in dollars with a maturity of one month plus 1%; provided that, if any such rate shall be less than zero, such rate shall be deemed to be zero.   For purposes hereof:  “Prime Rate” shall mean the rate publicly quoted from time to time by The Wall Street Journal as the “prime rate” (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published from time to time by the Federal Reserve Board in Federal

Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the bank prime loan rate or its equivalent).  Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.  Notwithstanding the foregoing, the Base Rate for (i) any Initial Term Loan will be deemed to be 2.00% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 2.00% per annum and (ii) any Incremental Tranche B Term Loan made on the Incremental Tranche B Facility Effective Date will be deemed to be 2.00% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 2.00% per annum.

(iv)	by amending clause (e) of the definition of “Defaulting Lender” by inserting the text “or a Bail-In Action” immediately after the text “become the subject of a bankruptcy or insolvency proceeding”.
(v)	by amending and restating the definition of “Eurodollar Base Rate” in its entirety as follows:

“Eurodollar Base Rate”:  (i) with respect to each day during each Interest Period pertaining to a Eurodollar Loan denominated in Dollars or Pound Sterling, the rate per annum determined on the basis of the rate for deposits in Dollars or Pound Sterling, as applicable, for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two Business Days prior to (or, in the case of Loans denominated in Pound Sterling, on the day of) the beginning of such Interest Period.  In the event that such rate does not appear on such page (or otherwise on such screen), the “Eurodollar Base Rate” for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein; provided that, if any such rate shall be less than zero, such rate shall be deemed to be zero, and (ii) with respect to each day during each Interest Period pertaining to a Eurodollar Loan denominated in Australian Dollars, Canadian Dollars, Euros or Yen, BBSY, CDOR, EURIBOR or TIBOR, as applicable.

(vi)	by amending and restating the definition of “Eurodollar Rate” in its entirety as follows:

“Eurodollar Rate”:  with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

Eurodollar Base Rate
1.00 – Eurocurrency Reserve Requirements

Notwithstanding the foregoing, the Eurodollar Rate for (i) any Initial Term Loan, with respect to any applicable Interest Period, will be deemed to be 1.00% per annum if the Eurodollar Rate for such Interest Period determined pursuant to this definition would otherwise be less than 1.00% per annum and (ii) any Incremental Tranche B Term Loan made on the Incremental Tranche B Facility Effective Date, with respect to any applicable Interest Period, will be deemed to be 1.00% per annum if the Eurodollar Rate for such Interest Period determined pursuant to this definition would otherwise be less than 1.00% per annum.

(b) Amendments to Section 2.6 (Optional Prepayments). Section 2.6 of the Credit Agreement is hereby amended as of the Effective Date by adding the following new paragraph (g) at the end thereof.

“(g) Any (i) optional prepayment of the Incremental Tranche B-1 Term Loans or Incremental Tranche B-2 Term Loans using proceeds of Indebtedness incurred by the Borrower from a substantially concurrent incurrence of syndicated term loans for which the interest rate payable thereon on the date of such prepayment is lower than the Eurodollar Rate on the date of such prepayment plus the Applicable Margin with respect to such Incremental Tranche B-1 Term Loans or Incremental Tranche B-2 Term Loans, as the case may be, on the date of such prepayment with the primary purpose of refinancing Incremental Tranche B-1 Term Loans or Incremental Tranche B-2 Term Loans, as the case may be, at a lower interest rate or (ii) repricing of the Incremental Tranche B-1 Term Loans or Incremental Tranche B-2 Term Loans pursuant to an amendment to this Agreement resulting in the interest rate payable thereon on the date of such amendment being lower than the Eurodollar Rate on the date immediately prior to such amendment plus the Applicable Margin with respect to the Incremental Tranche B-1 Term Loans or Incremental Tranche B-2 Term Loans, as the case may be, on the date immediately prior to such amendment, shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment (or, in the case of clause (ii) above, of the aggregate amount of Incremental Tranche B-1 Term Loans or Incremental Tranche B-2 Term Loans, as the case may be, outstanding immediately prior to such amendment) if made on or prior to the six month anniversary of the Seventh Amendment Effective Date.”

(c) Amendments to Section 10 (Miscellaneous). Section 10 of the Credit Agreement is hereby amended as of the Effective Date by adding the following new Section 10.22 at the end thereof:

“10.22.  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

Section 3 . Incremental Tranche B-1 Term Loans and Incremental Tranche B-2 Term Loans.

(a) Subject to the terms and conditions set forth herein (i) each existing Incremental Tranche B-1 Term Lender (collectively, the “Continuing Tranche B-1 Term Loan Lenders”) that executes and delivers a B-1 Lender Addendum (Cashless Roll) in the form attached hereto as Exhibit 1 (a “B-1 Lender Addendum (Cashless Roll)”) consents to this Amendment and agrees to continue all of its existing Incremental Tranche B-1 Term Loans outstanding immediately before giving effect to this Amendment as an Incremental Tranche B-1 Term Loan on the Effective Date in a principal amount equal to such Continuing Tranche B-1 Term Loan Lender’s Incremental Tranche B-1 Term Loans, (ii) each existing Incremental Tranche B-2 Term Lender (collectively, the “Continuing Tranche B-2 Term Loan Lenders”, and, together with the Continuing Tranche B-1 Term Loan Lenders, the “Continuing Tranche B Term Loan Lenders”) that executes and delivers a B-2 Lender Addendum (Cashless Roll) in the form attached hereto as Exhibit 2 (a “B-2 Lender Addendum (Cashless Roll)”) consents to this Amendment and agrees to continue all of its existing Incremental Tranche B-2 Term Loans outstanding immediately before giving effect to this Amendment as an Incremental Tranche B-2 Term Loan on the Effective Date in a principal amount equal to such Continuing Tranche B-2 Term Loan Lender’s Incremental Tranche B-2 Term Loans, (iii) each Person (collectively, the “Additional Tranche B-1 Term Loan Lenders”) that executes and delivers a Lender Addendum (Additional Tranche B-1 Term Loan Lender) in the form attached hereto as Exhibit 3 (a “Lender Addendum (Additional Tranche B-1 Term Loan Lender)”) agrees to take by assignment on the Effective Date from one or more Non-Consenting Lenders (as defined below) a principal amount of Incremental Tranche B-1 Term Loans not to exceed the commitment offered by such Additional Tranche B-1 Term Loan Lender to the Lead Arranger to so take by assignment Incremental Tranche B-1 Term Loans from Non-Consenting Lenders and (iv) each Person (collectively, the “Additional Tranche B-2 Term Loan Lenders” and, together with the Additional Tranche B-1 Term Loan Lenders, the “Additional Tranche B Term Loan Lenders”) that executes and delivers a Lender Addendum (Additional Tranche B-2 Term Loan Lender) in the form attached hereto as Exhibit 4 (a “Lender Addendum (Additional Tranche B-2 Term Loan Lender)” and, together with a B-1 Lender Addendum (Cashless Roll), B-2 Lender Addendum (Cashless Roll) and a Lender Addendum (Additional Tranche B-1 Term Loan Lender), a “Lender Addendum”) agrees to take by assignment on the Effective Date from one or more Non-Consenting Lenders a principal amount of Incremental Tranche B-2 Term Loans not to exceed the commitment offered by such Additional Tranche B-2 Term Loan Lender to the Lead Arranger to so take by assignment Incremental Tranche B-2 Term Loans from Non-Consenting Lenders. For purposes hereof, a Person shall become a party to the Credit Agreement as amended hereby and an Incremental Tranche B-1 Term Loan Lender or Incremental Tranche B-2 Term Loan Lender, as the case may be, as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a Lender Addendum (Additional Tranche B-1 Term Loan Lender) or Lender Addendum (Additional Tranche B-2 Term Loan Lender), respectively, in its capacity as an Incremental Tranche B-1 Term Loan Lender or Incremental Tranche B-2 Term Loan Lender, respectively. For the avoidance of doubt, the existing Incremental Tranche B-1 Term Loans and Incremental Tranche B-2 Term Loans of a Continuing Tranche B-1 Term Loan Lender or Continuing Tranche B-2 Term Loan Lender, as the case may be, must be continued in whole and may not be continued in part.

(b) Any Non-Consenting Lender whose Incremental Tranche B-1 Term Loans or Incremental Tranche B-2 Term Loans are repaid or assigned to one or more Additional Tranche B Term Loan Lenders on the Effective Date in accordance with this Amendment shall be entitled to the benefits of Section 2.16 of the Credit Agreement with respect thereto. The Continuing Tranche B Term Loan Lenders hereby waive the benefits of Section 2.16 of the Credit Agreement with respect to that portion of the Incremental Tranche B-1 Term Loans and Incremental Tranche B-2 Term Loans of such Lender continued hereunder.

(c) Notwithstanding anything herein to the contrary, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section 3(b)) shall continue in full force and effect with respect to, and for the benefit of, each existing Incremental Tranche B-1 Term Loan Lender and each Incremental Tranche B-2 Term Loan Lender in respect of each such Lender’s existing Incremental Tranche B-1 Term Loans and Incremental Tranche B-2 Term Loans, as the case may be, to the same extent expressly set forth therein.

(d) Notwithstanding anything in this Amendment to the contrary, the continuation of existing Incremental Tranche B-1 Term Loans and existing Incremental Tranche B-2 Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, including by replacement of such existing Incremental Tranche B-1 Term Loans and/or Incremental Tranche B-2 Term Loans by a deemed repayment of such existing Incremental Tranche B-1 Term Loans and/or existing Incremental Tranche B-2 Term Loans of a Continuing Tranche B-1 Term Loan Lender or Continuing Tranche B-2 Term Loan Lender, as the case may be, followed by a subsequent deemed assignment to it of new Incremental Tranche B-1 Term Loans and Incremental Tranche B-2 Term Loans, as the case may be, in the same amount.

(e) For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Administrative Agent, any Lender with existing Incremental Tranche B-1 Term Loans or existing Incremental Tranche B-2 Term Loans that are replaced as contemplated hereby (whether by assignment of its Incremental Tranche B-1 Term Loans and/or Incremental Tranche B-2 Term Loans to one or more Additional Tranche B Term Loan Lenders or otherwise) shall, automatically upon receipt (or deemed receipt) of the amount necessary to purchase such Lender’s existing Incremental Tranche B-1 Term Loans and/or existing Incremental Tranche B-2 Term Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Incremental Tranche B-1 Term Loans and/or Incremental Tranche B-2 Term Loans pursuant to a form of Assignment and Acceptance and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive any notice requirements of the Credit Agreement in connection with the replacement of existing Incremental Tranche B-1 Term Loans and existing Incremental Tranche B-2 Term Loans contemplated hereby (whether by assignment of its Incremental Tranche B-1 Term Loans and/or Incremental Tranche B-2 Term Loans to one or more Additional Tranche B Term Loan Lenders or otherwise).

Section 4 .    Representations and Warranties; No Default.  The Borrower hereby certifies that, immediately before and after giving effect to this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (and in all respects if qualified by materiality) on and as of such date as if made on and as of such date (except for such representations and warranties expressly stated to be made as of a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.

Section 5 . Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Effective Date”):

(a) receipt by the Administrative Agent of (i) executed signature pages to this Amendment from the Borrower and the Administrative Agent and (ii) an executed Lender Addendum of each of the Additional Tranche B-1 Term Loan Lenders, the Additional Tranche B-2 Term Loan Lenders, the Continuing Tranche B-1 Term Loan Lenders and the Continuing Tranche B-2 Term Loan Lenders;

(b) the Continuing Tranche B Term Loan Lenders and any other Lender party hereto shall constitute Required Lenders;

(c) all rights and obligations under the Credit Agreement of any existing Incremental Tranche B-1 Term Lender and any existing Incremental Tranche B-2 Term Lender that does not consent to this Amendment (each, a “Non-Consenting Lender”) shall have been assigned and delegated (or substantially concurrently with the Effective Date shall be assigned and delegated), without recourse (in accordance with and subject to the restrictions contained in Section 10.6 of the Credit Agreement), to an assignee that has assumed (or substantially concurrently with the Effective Date shall be assumed) such obligations; and it is acknowledged and agreed that (x) the Borrower has received the prior written consent of the Administrative Agent to such assignments and delegations and (y) each such Lender has received (or substantially concurrently with the Effective Date shall have received or will be deemed to have received) as set forth in Section 3 or otherwise payment of an amount equal to the outstanding principal of its Incremental Tranche B-1 Term Loans and/or its Incremental Tranche B-2 Term Loans, as the case may be, accrued interest thereon, accrued fees and all other amounts payable to it under the Credit Agreement, from the assignee thereof (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(d) (i) the accuracy in all material respects (and in all respects if qualified by materiality) of the representations and warranties of each Loan Party set forth in the Loan Documents (except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be true and correct on and as of such earlier date) and (ii) there being no Default or Event of Default in existence at the time of, or after giving effect to, this Amendment;

(e) the payment of all fees and out of pocket expenses due to the Administrative Agent and the Lead Arranger;

(f) the Administrative Agent shall have received, at least 5 days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

Section 6 .  Effect on the Loan Documents; Miscellaneous.  Except as expressly provided herein or in the Credit Agreement, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.  Provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein.

Section 7 .  Expenses.  The Borrower shall pay and reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent in each applicable jurisdiction.

Section 8 .  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9 . Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SBA SENIOR FINANCE II LLC

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title:	Executive Vice President and General Counsel

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
By:	/s/ Alice Mare
Name:	Alice Mare
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

For any Lender other than an Incremental Tranche B-1 Term Lender or an Incremental Tranche B-2 Term Lender:

BARCLAYS BANK PLC, as Lender
By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Assistant Vice President

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

For any Lender other than an Incremental Tranche B-1 Term Lender or an Incremental Tranche B-2 Term Lender:

CITIBANK, N.A., as Lender
By:	/s/ Keith Lukasavich
Name:	Keith Lukasavich
Title:	Vice President & Managing Director

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

For any Lender other than an Incremental Tranche B-1 Term Lender or an Incremental Tranche B-2 Term Lender:

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

For any Lender other than an Incremental Tranche B-1 Term Lender or an Incremental Tranche B-2 Term Lender:

MIZUHO BANK, LTD., as Lender
By:	/s/ Daniel Guevara
Name:	Daniel Guevara
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

For any Lender other than an Incremental Tranche B-1 Term Lender or an Incremental Tranche B-2 Term Lender:

TORONTO DOMINION (TEXAS) LLC, as Lender
By:	/s/ Alice Mare
Name:	Alice Mare
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

For any Lender other than an Incremental Tranche B-1 Term Lender or an Incremental Tranche B-2 Term Lender:

Wells Fargo Bank N.A., as Lender
By:	/s/ Kieran Mahon
Name:	Kieran Mahon
Title:	Director

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

For any Lender other than an Incremental Tranche B-1 Term Lender or an Incremental Tranche B-2 Term Lender:

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

[Signature Page to Seventh Amendment to SBA Senior Finance II CRA]

Exhibit 1 to

Seventh Amendment to

Second Amended and Restated Credit Agreement

B-1 LENDER ADDENDUM (CASHLESS ROLL)

January 20, 2017

Reference is made to the Second Amended and Restated Credit Agreement, dated as of February 7, 2014 (the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined) and that certain Seventh Amendment thereto dated as of January 20, 2017 (the “Amendment”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), among SBA Senior Finance II LLC, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, and the Lenders and other agents party hereto.

As provided in Section 3 of the Amendment, upon execution and delivery of this B-1 Lender Addendum (Cashless Roll) by the undersigned, the Continuing Tranche B-1 Term Loan Lender named herein hereby consents to the Amendment and agrees to continue all of its existing Incremental Tranche B-1 Term Loans outstanding immediately before giving effect to the Amendment as an Incremental Tranche B-1 Term Loan under the Amended Credit Agreement in a principal amount equal to the Incremental Tranche B-1 Term Loans of such Continuing Tranche B-1 Term Loan Lender, effective as of the Effective Date (as defined in the Amendment).

THIS B-1 LENDER ADDENDUM (CASHLESS ROLL) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

[B-1 Lender Addendum (Cashless Roll)]

IN WITNESS WHEREOF, the parties hereto have caused this B-1 Lender Addendum (Cashless Roll) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

_____________________________, as Lender

By:___________________________

Name:

Title:

For any Lender requiring a second signature line:

By:___________________________

Name:

Title:

[Signature Page to B-1 Lender Addendum (Cashless Roll)]

Exhibit 2 to

Seventh Amendment to

Second Amended and Restated Credit Agreement

B-2 LENDER ADDENDUM (CASHLESS ROLL)

January 20, 2017

Reference is made to the Second Amended and Restated Credit Agreement, dated as of February 7, 2014 (the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined) and that certain Seventh Amendment thereto dated as of January 20, 2017 (the “Amendment”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), among SBA Senior Finance II LLC, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, and the Lenders and other agents party hereto.

As provided in Section 3 of the Amendment, upon execution and delivery of this B-2 Lender Addendum (Cashless Roll) by the undersigned, the Continuing Tranche B-2 Term Loan Lender named herein hereby consents to the Amendment and agrees to continue all of its existing Incremental Tranche B-2 Term Loans outstanding immediately before giving effect to the Amendment as an Incremental Tranche B-2 Term Loan under the Amended Credit Agreement in a principal amount equal to the Incremental Tranche B-2 Term Loans of such Continuing Tranche B-2 Term Loan Lender, effective as of the Effective Date (as defined in the Amendment).

THIS B-2 LENDER ADDENDUM (CASHLESS ROLL) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

[B-2 Lender Addendum (Cashless Roll)]

IN WITNESS WHEREOF, the parties hereto have caused this B-2 Lender Addendum (Cashless Roll) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

_____________________________, as Lender

By:___________________________

Name:

Title:

For any Lender requiring a second signature line:

By:___________________________

Name:

Title:

[Signature Page to B-2 Lender Addendum (Cashless Roll)]

Exhibit 3 to

Seventh Amendment to

Second Amended and Restated Credit Agreement

LENDER ADDENDUM (Additional Tranche B-1 Term Loan Lender)

January 20, 2017

Reference is made to the Second Amended and Restated Credit Agreement, dated as of February 7, 2014 (the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined) and that certain Seventh Amendment thereto dated as of January 20, 2017 (the “Amendment”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), among SBA Senior Finance II LLC, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, and the Lenders and other agents party hereto.

As provided in Section 3 of the Amendment, upon execution and delivery of this Lender Addendum (Additional Tranche B-1 Term Loan Lender) (this “Addendum”) by the undersigned, the Additional Tranche B-1 Term Loan Lender named herein hereby takes by assignment from one or more Non-Consenting Lenders a principal amount of Incremental Tranche B-1 Term Loans not to exceed the commitment offered by such Additional Tranche B-1 Term Loan Lender to the Lead Arranger to so take by assignment Incremental Tranche B-1 Term Loans from Non-Consenting Lenders (such assigned Incremental Tranche B-1 Term Loans, the “Assigned Interest”) and, as a result, effective as of the Effective Date (as defined in the Amendment), hereby becomes an Incremental Tranche B-1 Term Loan Lender under the Amended Credit Agreement.

The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Addendum and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (ii) it is not a natural person and otherwise meets all the requirements to be an assignee under Section 10.6(c) of the Amended Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Amended Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vii) separately provided to the Administrative Agent or attached to this Addendum is any tax or other documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement, duly completed and executed by the undersigned, and (viii) is not in possession of any information regarding any Loan Party, its assets, its ability to perform its Obligations or any other matter that may be material to a decision by any Term Loan Lender to participate in the transactions contemplated hereby that has not previously been disclosed to the Administrative Agent and the Lenders; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Lead Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.

THIS LENDER ADDENDUM (Additional Tranche B-1 Term Loan Lender)  SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Additional Tranche B-1 Term Loan Lender) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

_____________________________, as Lender

By:___________________________

Name:

Title:

For any Lender requiring a second signature line:

By:___________________________

Name:

Title:

[Signature Page to Lender Addendum (Additional Tranche B-1 Term Loan Lender)]

Exhibit 4 to

Seventh Amendment to

Second Amended and Restated Credit Agreement

LENDER ADDENDUM (Additional Tranche B-2 Term Loan Lender)

January 20, 2017

Reference is made to the Second Amended and Restated Credit Agreement, dated as of February 7, 2014 (the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined) and that certain Seventh Amendment thereto dated as of January 20, 2017 (the “Amendment”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), among SBA Senior Finance II LLC, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, and the Lenders and other agents party hereto.

As provided in Section 3 of the Amendment, upon execution and delivery of this Lender Addendum (Additional Tranche B-2 Term Loan Lender) (this “Addendum”) by the undersigned, the Additional Tranche B-2 Term Loan Lender named herein hereby takes by assignment from one or more Non-Consenting Lenders a principal amount of Incremental Tranche B-2 Term Loans not to exceed the commitment offered by such Additional Tranche B-2 Term Loan Lender to the Lead Arranger to so take by assignment Incremental Tranche B-2 Term Loans from Non-Consenting Lenders (such assigned Incremental Tranche B-2 Term Loans, the “Assigned Interest”) and, as a result, effective as of the Effective Date (as defined in the Amendment), hereby becomes an Incremental Tranche B-2 Term Loan Lender under the Amended Credit Agreement.

The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Addendum and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (ii) it is not a natural person and otherwise meets all the requirements to be an assignee under Section 10.6(c) of the Amended Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Amended Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vii) separately provided to the Administrative Agent or attached to this Addendum is any tax or other documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement, duly completed and executed by the undersigned, and (viii) is not in possession of any information regarding any Loan Party, its assets, its ability to perform its Obligations or any other matter that may be material to a decision by any Term Loan Lender to participate in the transactions contemplated hereby that has not previously been disclosed to the Administrative Agent and the Lenders; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Lead Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.

THIS LENDER ADDENDUM (Additional Tranche B-2 Term Loan Lender)  SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Additional Tranche B-2 Term Loan Lender) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

_____________________________, as Lender

By:___________________________

Name:

Title:

For any Lender requiring a second signature line:

By:___________________________

Name:

Title:

[Signature Page to Lender Addendum (Additional Tranche B-2 Term Loan Lender)]